UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 15, 2012

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02              Unregistered Sales of Equity Securities.

On May 16, 2012, Theravance, Inc. (the “Company”) completed the sale of 10,000,000 shares of its common stock (the “Shares”) to Glaxo Group Limited, a limited liability company organized under the laws of England and Wales (the “Investor”), at a price of $21.2887 per Share (the “Private Placement”).  The Private Placement was made pursuant to the Common Stock Purchase Agreement (the “Common Stock Purchase Agreement”) previously described in and attached as Exhibit 10.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2012.

The Private Placement resulted in aggregate gross proceeds of $212,887,000 before deducting transaction expenses. Neither the Company nor the Investor engaged any investment advisors with respect to the Private Placement, and no finders’ fees were paid or will be paid to any party in connection therewith. The Shares were issued and sold by the Company in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)                                 The Annual Meeting of Stockholders of the Company was held on May 15, 2012.

(b)                                 The nominees listed below were elected directors with the respective votes set forth opposite their names:

	Votes for	Votes withheld
Rick E Winningham	77,155,230	287,347
Henrietta Holsman Fore	77,219,207	223,370
Robert V. Gunderson, Jr.	76,361,775	1,080,802
Arnold J. Levine. Ph.D.	77,215,827	226,750
Burton G. Malkiel, Ph.D.	77,227,639	214,938
Peter S. Ringrose, Ph.D.	77,120,464	322,113
William H. Waltrip	77,192,436	250,141
George M. Whitesides, Ph.D.	76,890,476	552,101
William D. Young	76,891,476	551,101

The stockholders approved the Company’s 2012 Equity Incentive Plan.  The voting results are set forth below:

For	Against	Abstain
74,591,514	2,848,788	2,275

In a non-binding advisory vote, the stockholders voted to approve the compensation of the Company’s named executive officers disclosed in the Company’s 2012 proxy statement.  The voting results are set forth below:

For	Against	Abstain
60,048,732	17,337,355	56,490

The stockholders ratified the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.  The voting results are set forth below:

For	Against	Abstain
80,671,324	136,166	56,091

The stockholders approved the sale and issuance of 10,000,000 shares of the Company’s common stock in a private placement to Glaxo Group Limited.  The voting results are set forth below:

For	Against	Abstain
77,359,354	74,741	8,482

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Dated: May 17, 2012	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer